                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                                  CREDIT QUALITY       6
                      SIX-MONTH DIVIDEND HISTORY       6
                                TOP FIVE SECTORS       7
   NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                Q&A WITH YOUR PORTFOLIO MANAGERS       8
                               GLOSSARY OF TERMS      11

                                  BY THE NUMBERS
                        YOUR TRUST'S INVESTMENTS      12
                            FINANCIAL STATEMENTS      21
                   NOTES TO FINANCIAL STATEMENTS      26
                      DIVIDEND REINVESTMENT PLAN      30



       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
                    RESULTS OF SHAREHOLDER VOTES      33

You have a time-tested partner in Van Kampen.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80%
Jun 00                                                                            5.70%
Sep 00                                                                            1.30%
Dec 00                                                                            1.90%
Mar 01                                                                            1.30%
Jun 01                                                                            0.30%
Sep 01                                                                           -1.30%
Dec 01                                                                            1.70%
Mar 02                                                                            6.10%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50%                              3.70%
                                                                            6.50%                              3.70%
                                                                            6.50%                              3.40%
Sept 00                                                                     6.50%                              3.50%
                                                                            6.50%                              3.40%
                                                                            6.50%                              3.40%
Dec 00                                                                      6.50%                              3.40%
                                                                            5.50%                              3.70%
                                                                            5.50%                              3.50%
Mar 01                                                                      5.00%                              2.90%
                                                                            4.50%                              3.30%
                                                                            4.00%                              3.60%
Jun 01                                                                      3.75%                              3.20%
                                                                            3.75%                              2.70%
                                                                            3.50%                              2.70%
Sept 01                                                                     3.00%                              2.60%
                                                                            2.50%                              2.10%
                                                                            2.00%                              1.90%
Dec 01                                                                      1.75%                              1.60%
                                                                            1.75%                              1.10%
                                                                            1.75%                              1.10%
Mar 02                                                                      1.75%                              1.50%
                                                                            1.75%                              1.60%
                                                                            1.75%                              1.20%
Jun 02                                                                      1.75%                              1.10%

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

-----------------------------
NYSE Ticker Symbol - VLT
-----------------------------

--------------------------------------------------------------------
Six-month total return(1)                                     -6.87%
--------------------------------------------------------------------
One-year total return(1)                                     -11.08%
--------------------------------------------------------------------
Five-year average annual total return(1)                      -2.01%
--------------------------------------------------------------------
Ten-year average annual total return(1)                        6.08%
--------------------------------------------------------------------
Life-of-Trust average annual total return(1)                   5.47%
--------------------------------------------------------------------
Commencement date                                           04/28/89
--------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      12.00%
--------------------------------------------------------------------
Net asset value                                                $4.05
--------------------------------------------------------------------
Closing common share market price                              $5.05
--------------------------------------------------------------------
Six-month high common share market price (05/07/02)            $6.14
--------------------------------------------------------------------
Six-month low common share market price (06/26/02)             $4.71
--------------------------------------------------------------------
Preferred share rate(3)                                       2.000%
--------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term debt investments)


As of June 30, 2002
- AAA/Aaa............   1.7%   [PIE CHART]
- A/A................   2.9%
- BBB/Baa............  22.5%
- BB/Ba..............  40.7%
- B/B................  27.0%
- CCC/Caa & below....   4.4%
- Non-Rated..........   0.8%
As of December 31, 2001
- A/A................   3.8%   [PIE CHART]
- BBB/Baa............  12.5%
- BB/Ba..............  38.1%
- B/B................  37.2%
- CCC/Caa & below....   8.3%
- Non-Rated..........   0.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2002, for common shares)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/02                                                                            0.0615
2/02                                                                            0.0575
3/02                                                                            0.0575
4/02                                                                            0.0575
5/02                                                                            0.0575
6/02                                                                            0.0505

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       JUNE 30, 2002                    DECEMBER 31, 2001
                                                                       -------------                    -----------------
Gaming & Leisure                                                           12.80%                              9.10%
Energy                                                                     10.70%                              9.60%
Transportation                                                              7.80%                              5.80%
Forest Products                                                             7.40%                              8.10%
Cable                                                                       6.50%                             10.20%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--June 1992 through June 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
6/92                                                                       8.3400                             8.8250
                                                                           8.5800                             9.1250
                                                                           7.9200                             9.3750
                                                                           8.6100                             9.7500
6/93                                                                       8.8400                            10.1250
                                                                           8.7400                            10.2500
                                                                           8.9800                             9.7500
                                                                           8.4900                             9.8750
6/94                                                                       8.1200                             9.7500
                                                                           7.7500                             8.8750
                                                                           7.3200                             7.5000
                                                                           7.6700                             8.2500
6/95                                                                       7.9700                             8.6250
                                                                           8.0300                             8.6250
                                                                           8.1200                             8.7500
                                                                           8.0900                             8.8750
6/96                                                                       7.9400                             8.7500
                                                                           8.1200                             9.1250
                                                                           8.3100                             9.3750
                                                                           8.1300                             9.3750
6/97                                                                       8.3200                             9.8125
                                                                           8.4700                            10.0625
                                                                           8.4400                             9.8125
                                                                           8.5000                            10.0000
6/98                                                                       8.3800                             9.5625
                                                                           7.6400                             8.5000
                                                                           7.5900                             8.6250
                                                                           7.3700                             8.4375
6/99                                                                       7.0900                             8.3125
                                                                           6.6500                             7.1875
                                                                           6.5600                             5.7500
                                                                           6.2100                             6.3750
6/00                                                                       6.0900                             6.8125
                                                                           5.9900                             6.4375
                                                                           5.4000                             5.6900
                                                                           5.7400                             6.4000
6/01                                                                       5.4000                             6.4000
                                                                           4.7600                             5.9900
                                                                           4.7700                             5.7500
                                                                           4.5600                             5.8700
6/02                                                                       4.0500                             5.0500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN HIGH INCOME TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002. THE TRUST IS MANAGED BY THE ADVISER'S HIGH YIELD TEAM. CURRENT MEMBERS(1) INCLUDE STEPHEN F. ESSER, MANAGING DIRECTOR, GORDON W. LOERY, EXECUTIVE DIRECTOR, AND DEANNE L. LOUGHNANE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The high-yield market entered the
period with something of a tailwind at its back. Spreads were relatively wide by historical standards, even after strong performance in the fourth quarter of 2001. The economy also appeared to be turning the corner, with economic numbers beginning to evidence the recovery widely anticipated in the previous period. This had the result of strengthening the equity markets, which in turn, provided support for the high-yield market. On the technical side, the supply of new issuance was moderate while demand remained strong.

    This favorable confluence of factors produced strong high-yield performance for the first four months of 2002. The market took a turn for the worse in May, however, in tandem with the equity markets. A string of accounting scandals served to undermine investor confidence in corporate America. This had the effect of slowing demand just as the new issuance calendar picked up. The market ended the period on a down note, with performance faltering for the last two months.

    In sector terms, market performance was widely varied. Company-specific scandals in such areas as energy and utilities (Enron), and cable (Adelphia) served to drag down entire industry sectors, regardless of individual company fundamentals. The telecommunications sector continued its underperformance, suffering more defaults than any other industry sector. Two high-profile companies--WorldCom and Qwest--were also downgraded from investment grade to junk status, which further undermined confidence in the sector.

Q   HOW DID THE TRUST PERFORM
    IN THIS ENVIRONMENT?

A   For the six-month period ended
June 30, 2002, the trust produced a total return of -6.87 percent based on common share market price. This reflects a decrease in common share market price from $5.75 per share on December 31, 2001, to $5.05 per share on June 30, 2002. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Chase High Yield Index posted a total return of 0.10 percent for the same period. The Chase High Yield Index is an unmanaged, broad-based statistical composite of high-yield securities. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE TRUST'S RELATIVE PERFORMANCE?

A   At the beginning of the period, we
were quite cautious about the prospects for further volatility in the credit markets. This led us to position the trust in a conservative manner, with generally higher quality than the benchmark. While we believe this strategy to be in the long-term interest of the trust's shareholders, it caused the portfolio to lag the market when lower-quality credits led the market during the first four months of the period.

    Our search for well-priced companies led us in recent years to invest in the cable sector. Unfortunately, the sector was among the worst performers during the period. The trust also suffered from negative surprises in selected holdings in the metals industry.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE TRUST?

A   Our opinion has been that the
economy is likely to continue to show strength in the months ahead. As a result, we added positions to the portfolio in economically sensitive sectors that would be most likely to benefit from an upturn in the economic cycle. Many of the names we added were in such sectors as transportation, manufacturing and chemicals.

    Through bottom-up research, our analysts also identified several attractive companies in industries whose prices had been driven down by the high-profile troubles of their peers. Through their research, we were able to locate several attractive companies in the utilities and energy sectors and selectively added to the portfolio's exposure.

    Throughout the period under review, we kept the trust underweighted in consumer-related sectors. It is our belief that U.S. consumer spending is unlikely to perform as well as the rest of the economy going forward. We have also not seen many companies with prices that made sense to us. As a result, we maintained the underweighting and anticipate that we will continue to do so in the coming months.

Q   WHAT IS YOUR OUTLOOK FOR
    THE TRUST AND THE MARKETS IN THE COMING MONTHS?

A   Broadly speaking, we remain
optimistic about the high-yield market. Spreads continue to be relatively wide, with the market offering what we believe to be some compelling values. We anticipate that the economy is likely to grow moderately over the next 18 months. We believe this growth should help corporate balance sheets, which will in turn help to lower defaults.

    We also believe that the high-yield market will benefit from a structural shift in its makeup that has occurred over the past year. One of the greatest excesses of the late 1990s occurred when more and more lower-quality companies were able to tap the high-yield market for financing. This wave of lower-quality companies helped to drag down the market's overall credit quality, and was a large contributor to the climbing default rates of the past two years. In our view, that trend has reversed in the past year, as lower-quality companies have been all but shut out of the market for new issuance. As a result, roughly 44 percent of last year's issuance was rated BB, relative to a historical average of 29 percent. We anticipate this shift upward in quality should also help to reduce broader market default rates from recent elevated levels back to their historical averages.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual securities rather than economic and market cycles.

DEFAULT: The failure to make required debt payments on time.

NET ASSET VALUE: The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           CORPORATE BONDS  176.0%
           AEROSPACE  3.5%
$   433    Northwest Airlines, Inc. ..................       8.375%  03/15/04   $    396,195
    735    Sequa Corp. ...............................       9.000   08/01/09        742,350
                                                                                ------------
                                                                                   1,138,545
                                                                                ------------
           BROADCASTING  2.1%
    635    TV Azteca S.A. (Mexico)....................      10.500   02/15/07        617,537
     95    Young Broadcasting, Inc. ..................      10.000   03/01/11         84,550
                                                                                ------------
                                                                                     702,087
                                                                                ------------
           CABLE  11.9%
  1,075    British Sky Broadcasting (United
           Kingdom)...................................       7.300   10/15/06      1,046,836
  1,080    Charter Communication Holdings LLC.........       8.250   04/01/07        729,000
    470    CSC Holdings, Inc. ........................      10.500   05/15/16        354,850
    725    EchoStar Communications Corp. .............       9.250   02/01/06        670,625
    850    International Cabletel, Inc. (a)...........      12.750   04/15/05        229,500
    460    James Cable Partners L.P. .................      10.750   08/15/04        264,500
    585    Ono Finance PLC (United Kingdom)...........      13.000   05/01/09        195,975
    860    Telewest PLC (United Kingdom)..............       9.625   10/01/06        339,700
    595    United Pan Europe Communications
           (Netherlands) (a)..........................      10.875   11/01/07         80,325
                                                                                ------------
                                                                                   3,911,311
                                                                                ------------
           CHEMICALS  7.6%
    250    Acetex Corp. (Canada)......................      10.875   08/01/09        262,500
    650    Equistar Chemicals L.P. ...................       8.500   02/15/04        633,686
    145    ISP Chemco.................................      10.250   07/01/11        148,625
    675    ISP Holdings, Inc., 144A -- Private
           Placement (b)..............................      10.625   12/15/09        671,625
    315    Lyondell Chemical Co. .....................       9.875   05/01/07        302,400
    430    Millennium America, Inc. ..................       9.250   06/15/08        440,750
     57    PCI Chemicals, (Canada)....................      10.000   12/31/08         39,001
     19    Pioneer Cos., Inc. ........................       5.355   12/31/06         12,432
                                                                                ------------
                                                                                   2,511,019
                                                                                ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           CONSUMER PRODUCTS  0.6%
$   200    Elizabeth Arden, Inc. .....................      11.750%  02/01/11   $    206,000
                                                                                ------------

           DIVERSIFIED MEDIA  8.0%
    330    Alliance Atlantis Communications, Inc.
           (Canada)...................................      13.000   12/15/09        364,650
    550    AOL Time Warner, Inc. .....................       6.125   04/15/06        535,036
    655    K-III Communications Corp. ................      10.250   06/01/04        560,025
    445    Mail Well I Corp., 144A--Private Placement
           (b)........................................       9.625   03/15/12        449,450
    381    MDC Corporation, Inc. (Canada).............      10.500   12/01/06        333,375
     60    Primedia, Inc. ............................       8.875   05/15/11         45,300
    330    Quebecor Media, Inc. (Canada)..............      11.125   07/15/11        326,700
                                                                                ------------
                                                                                   2,614,536
                                                                                ------------
           ENERGY  19.6%
    685    BRL Universal Equipment....................       8.875   02/15/08        681,575
    430    Chesapeake Energy Corp. ...................       7.875   03/15/04        438,600
    550    Chesapeake Energy Corp. ...................       8.125   04/01/11        543,125
    910    Frontier Oil Corp. ........................      11.750   11/15/09        971,425
    535    Hanover Equipment Trust, 144A--Private
           Placement (b)..............................       8.500   09/01/08        497,550
    160    Hanover Equipment Trust, 144A--Private
           Placement (b)..............................       8.750   09/01/11        147,200
     90    Magnum Hunter Resources, Inc., 144A--
           Private Placement (b)......................       9.600   03/15/12         93,150
    480    Port Arthur Finance Corp. .................      12.500   01/15/09        537,600
    240    Stone Energy Corp. ........................       8.250   12/15/11        241,200
    530    Tesoro Petroleum Corp., 144A--Private
           Placement (b)..............................       9.625   04/01/12        487,600
    430    Transocean, Inc. ..........................       6.500   04/15/03        439,675
    515    Transocean, Inc. ..........................       9.500   12/15/08        615,877
    800    Vintage Petroleum, Inc. ...................       7.875   05/15/11        728,000
                                                                                ------------
                                                                                   6,422,577
                                                                                ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           FINANCIAL  2.9%
$   240    Banco Nacional de Comercio Exterior
           (Mexico)...................................       7.250%  02/02/04   $    251,319
    215    CIT Group, Inc. ...........................       5.625   05/17/04        206,373
     40    CIT Group, Inc. ...........................       6.500   02/07/06         38,814
     75    Golden State Holdings......................       7.125   08/01/05         80,154
    350    Health Net, Inc. ..........................       8.375   04/15/11        389,745
                                                                                ------------
                                                                                     966,405
                                                                                ------------
           FOOD & DRUG  0.0%
  1,180    Jitney-Jungle Stores America, Inc. (a)
           (c)........................................      12.000   03/01/06            118
                                                                                ------------

           FOOD & TOBACCO  10.6%
    900    Coca Cola Femsa S.A. (Mexico)..............       8.950   11/01/06        983,250
    850    Pepsi Gemex S.A. (Mexico)..................       9.750   03/30/04        898,875
    805    Smithfield Foods, Inc. ....................       7.625   02/15/08        807,012
    760    Smithfield Foods, Inc., 144A--Private
           Placement (b)..............................       8.000   10/15/09        775,200
                                                                                ------------
                                                                                   3,464,337
                                                                                ------------
           FOREST PRODUCTS  13.4%
    585    Louisiana Pacific Corp. ...................      10.875   11/15/08        646,425
    460    Norske Skog Canada (Canada)................       8.625   06/15/11        473,800
  1,020    Owens-Brockway Glass Containers, 144A--
           Private Placement (b)......................       8.875   02/15/09      1,025,100
    495    Pacifica Papers, Inc. (Canada).............      10.000   03/15/09        528,412
    425    Radnor Holdings Corp. .....................      10.000   12/01/03        391,000
  1,340    Tembec Industries, Inc. (Canada)...........       7.750   03/15/12      1,336,650
                                                                                ------------
                                                                                   4,401,387
                                                                                ------------
           GAMING & LEISURE  23.4%
    690    Harrahs Operating Co., Inc. ...............       7.875   12/15/05        710,700
    170    Harrahs Operating Co., Inc. ...............       8.000   02/01/11        184,171
    255    Hilton Hotels..............................       7.950   04/15/07        264,714
    875    HMH Properties, Inc. ......................       7.875   08/01/05        857,500
    635    Horseshoe Gaming LLC.......................       8.625   05/15/09        649,287
  1,075    International Game Technology..............       7.875   05/15/04      1,112,625
  1,100    Mohegan Tribal Gaming Authority............       8.125   01/01/06      1,133,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           GAMING & LEISURE (Continued)
$   380    Park Place Entertainment...................       7.875%  12/15/05   $    381,900
    325    Park Place Entertainment...................       8.875   09/15/08        335,969
    430    Prime Hospitality Corp., 144A--Private
           Placement (b)..............................       8.375   05/01/12        423,550
    640    Starwood Hotels Resorts, 144A--Private
           Placement (b)..............................       7.375   05/01/07        632,800
    595    Station Casinos, Inc. .....................       8.375   02/15/08        610,619
    350    Station Casinos, Inc. .....................       9.875   07/01/10        371,875
                                                                                ------------
                                                                                   7,668,710
                                                                                ------------
           HEALTHCARE  10.8%
    415    Amerisourcebergen Corp. ...................       8.125   09/01/08        430,562
    450    Fisher Scientific International, Inc. .....       7.125   12/15/05        448,875
    565    Fresenius Medical Care Capital Trust II....       7.875   02/01/08        509,912
    180    Fresenius Medical Care Capital Trust IV....       7.875   06/15/11        162,000
    800    HCA, Inc. .................................       6.910   06/15/05        835,247
     50    HCA, Inc. .................................       7.150   03/30/04         52,553
    750    Healthsouth Corp. .........................       7.375   10/01/06        753,750
    340    Omnicare, Inc. ............................       8.125   03/15/11        351,900
                                                                                ------------
                                                                                   3,544,799
                                                                                ------------
           HOUSING  10.3%
    300    CB Richard Ellis Service...................      11.250   06/15/11        253,500
    415    Istar Financial, Inc. .....................       8.750   08/15/08        412,041
    605    Schuler Homes..............................       9.375   07/15/09        620,125
    245    Tech Olympic USA, Inc., 144A--Private
           Placement (b)..............................       9.000   07/01/10        242,550
    270    Tech Olympic USA, Inc., 144A--Private
           Placement (b)..............................      10.375   07/01/12        270,000
    825    Toll Corp. ................................       8.250   02/01/11        833,250
    675    Webb (Del E.) Corp. .......................      10.250   02/15/10        744,187
                                                                                ------------
                                                                                   3,375,653
                                                                                ------------
           INFORMATION TECHNOLOGY  4.0%
    325    Fairchild Semiconductor Corp. .............      10.500   02/01/09        347,750
    650    Flextronics International Ltd.
           (Singapore)................................       8.750   10/15/07        654,875
    325    Tektronix, Inc. ...........................       7.625   08/15/02        326,402
                                                                                ------------
                                                                                   1,329,027
                                                                                ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           MANUFACTURING  5.3%
$   190    Case Corp. ................................       6.250%  12/01/03   $    185,517
    195    Case Credit Corp. .........................       6.125   02/15/03        191,448
    555    Communications & Power Industries, Inc. ...      12.000   08/01/05        449,550
    105    Johnsondiversey, Inc., 144A--Private
           Placement (b)..............................       9.625   05/15/12        110,250
    455    Numatics, Inc. ............................       9.625   04/01/08        270,725
    225    Trimas Corp., 144A--Private Placement
           (b)........................................       9.875   06/15/12        225,563
    360    Tyco Intl Group SA (Luxembourg)............       6.375   02/15/06        291,740
                                                                                ------------
                                                                                   1,724,793
                                                                                ------------
           METALS  4.1%
    220    Doe Run Resources Corp., Ser B.............      11.250   03/15/05         45,100
    900    GS Technologies Operating, Inc. (a) (c)....      12.250   10/01/05         22,500
    260    Intermet Corp., 144A--Private Placement
           (b)........................................       9.750   06/15/09        261,950
    140    Renco Steel Holdings, Inc. ................      10.875   02/01/05         10,500
    315    UCAR Finance, Inc., 144A--Private Placement
           (b)........................................      10.250   02/15/12        322,875
  1,210    WCI Steel, Inc. ...........................      10.000   12/01/04        683,650
                                                                                ------------
                                                                                   1,346,575
                                                                                ------------
           RETAIL  1.6%
    300    Autonation, Inc. ..........................       9.000   08/01/08        310,500
    205    Big 5 Corp. ...............................      10.875   11/15/07        217,300
                                                                                ------------
                                                                                     527,800
                                                                                ------------
           SERVICES  6.4%
  1,010    Allied Waste North America, Inc. ..........       8.875   04/01/08        994,850
  1,050    Waste Management, Inc. ....................       7.125   10/01/07      1,095,046
                                                                                ------------
                                                                                   2,089,896
                                                                                ------------
           TELECOMMUNICATIONS  2.6%
    430    Asia Global Crossing (Bermuda) (a).........      13.375   10/15/10         87,075
    220    Exodus Communications, Inc. (a) (c)........      11.250   07/01/08         37,400
    283    Focal Communications Corp., Ser B..........      11.875   01/15/10         46,695
    650    Frontier Corp. (a) (c).....................       6.000   10/15/03         81,250
    795    Global Crossing Holdings Ltd. (Bermuda) (a)
           (c)........................................       9.125   11/15/06         11,925
    390    Globix Corp. (a) (c).......................      12.500   02/01/10         72,150
    960    GT Group Telecom, Inc. (Canada) (d)........    0/13.250   02/01/10          7,200
    220    Madison River Capital LLC..................      13.250   03/01/10        177,100

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           TELECOMMUNICATIONS (Continued)
$   875    Metromedia Fiber Network (a)...............      10.000%  12/15/09   $     13,125
    220    MGC Communications, Inc. (a)...............      13.000   10/01/04         89,100
    430    Nextlink Communications, Inc. (a)..........       9.625   10/01/07         12,900
    420    Nextlink Communications, Inc. (a)..........      10.500   12/01/09         12,600
    495    PSI Net, Inc. (a) (c)......................      10.500   12/01/06         50,738
  1,045    WorldCom, Inc. (a) (e).....................       7.750   04/01/07        161,975
                                                                                ------------
                                                                                     861,233
                                                                                ------------
           TRANSPORTATION  14.3%
  1,150    Aetna Industries, Inc. (a).................      11.875   10/01/06        184,000
    165    Collins & Aikman Products Co. .............      11.500   04/15/06        157,163
    430    Collins & Aikman Products Co., 144A--
           Private Placement (b)......................      10.750   12/31/11        434,300
    800    Dana Corp. ................................       9.000   08/15/11        792,000
    250    Dura Operating Corp., 144A--Private
           Placement (b)..............................       8.625   04/15/12        252,500
    710    Ford Motor Credit Co. .....................       6.500   01/25/07        711,341
    345    General Motors Acceptance Corp. ...........       7.500   07/15/05        367,934
    342    International Shipholding Corp. ...........       9.000   07/01/03        340,290
    375    Lear Corp. ................................       8.110   05/15/09        384,979
    245    Metaldyne Corp., 144A--Private Placement
           (b)........................................      11.000   06/15/12        240,100
    430    Stena AB (Sweden)..........................      10.500   12/15/05        445,050
    125    Stoneridge, Inc. ..........................      11.500   05/01/12        126,875
    250    Stoneridge, Inc., 144A--Private Placement
           (b)........................................      11.500   05/01/12        253,750
                                                                                ------------
                                                                                   4,690,282
                                                                                ------------
           UTILITY  8.5%
    170    Calpine Corp. .............................       8.500   02/15/11        114,750
    430    Calpine Corp. .............................       8.625   08/15/10        281,650
    405    Dynegy Holdings, Inc. .....................       6.875   04/01/11        279,942
     50    El Paso Corp. .............................       7.000   05/15/11         47,944
    150    El Paso Corp., 144A--Private Placement
           (b)........................................       7.875   06/15/12        151,326
    385    Mirant Americas Generation LLC.............       7.625   05/01/06        312,141
    305    PG & E National Energy Group, Inc. ........      10.375   05/16/11        311,639
    510    PSEG Energy Holdings.......................       9.125   02/10/04        519,208
    165    PSEG Energy Holdings, 144A--Private
           Placement (b)..............................       8.625   02/15/08        158,569
    770    Williams Cos., Inc. .......................       6.500   08/01/06        626,679
                                                                                ------------
                                                                                   2,803,848
                                                                                ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                   COUPON      MATURITY      VALUE
           WIRELESS COMMUNICATIONS  4.5%
$   180    Alamosa Delaware, Inc. ....................      12.500%  02/01/11   $     51,300
    190    Alamosa Holdings, Inc. (d).................    0/12.875   02/15/10         29,450
    215    American Cellular Corp. ...................       9.500   10/15/09         39,775
    215    American Tower Corp. ......................       9.375   02/01/09        119,325
    440    Grupo Iusacell S.A. (Mexico)...............      10.000   07/15/04        383,900
    620    IPCS, Inc. (d).............................    0/14.000   07/15/10         83,700
    845    Nextel Communications, Inc. ...............       9.375   11/15/09        430,950
    143    Telecorp PCS, Inc. ........................      10.625   07/15/10        134,420
    182    Tritel PCS, Inc. ..........................      10.375   01/15/11        166,530
    140    US Unwired, Inc. (d).......................    0/13.375   11/01/09         34,300
                                                                                ------------
                                                                                   1,473,650
                                                                                ------------

TOTAL CORPORATE BONDS 176.0%.................................................     57,774,588
                                                                                ------------

           GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  5.4%
    965    Federal Republic of Brazil (Brazil)........      11.250   07/26/07        658,612
    110    United Mexican States (Mexico).............       8.375   01/14/11        114,400
    900    United States Treasury Bonds...............      11.875   11/15/03      1,015,216
                                                                                ------------

TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS...........................      1,788,228
                                                                                ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                 MARKET
DESCRIPTION                                                      VALUE

EQUITIES  0.8%
DecisionOne Corp. (2,450 common shares) (f) (g).............  $          0
DecisionOne Corp. (5,386 common stock warrants) (f) (g).....             0
Focal Communications Corp. (1,853 common shares) (f)........         4,317
GT Group Telecom, Inc. (960 common stock warrants) 144A--
Private Placement (Canada) (b) (f)..........................         1,440
HCI Direct, Inc. (30,357 common shares) (f).................       236,788
Hosiery Corp. of America, Inc. (500 common shares) (f)......             5
IPCS, Inc. (620 common stock warrants) 144A--Private
Placement (b) (f)...........................................           233
McLeodUSA, Inc. (1,087 common stock warrants) (f)...........           141
McLeodUSA, Inc. (490 preferred shares) (f)..................         1,838
NTL, Inc. (1,187 common stock warrants) 144A--Private
Placement (b) (f)...........................................           208
Ono Finance PLC, (585 equity value certificates)
144A--Private Placement (United Kingdom) (b) (f)............           219
Pioneer Cos., Inc. (3,675 common shares) (f)................         6,725
Star Gas Partners L.P. (220 limited partnership units)......         4,044
VS Holdings, Inc. (8,891 common shares) (f).................         1,660
                                                              ------------

TOTAL EQUITIES..............................................       257,618
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  182.2%
  (Cost $75,148,383)........................................    59,820,434

REPURCHASE AGREEMENT  6.1%
State Street Bank & Trust Co. ($2,019,000 par collateralized by U.S. Government obligations in a pooled cash account,
  dated 06/28/02, to be sold on 07/01/02 at $2,019,316)
  (Cost $2,019,000).........................................     2,019,000
                                                              ------------

TOTAL INVESTMENTS  188.3%
  (Cost $77,167,383)........................................    61,839,434
OTHER ASSETS IN EXCESS OF LIABILITIES  5.2%.................     1,694,118
PREFERRED SHARES (93.5%)....................................   (30,700,000)
                                                              ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............  $ 32,833,552
                                                              ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

(a) Non-income producing as security is in default.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Subsequent to June 30, 2002, this company has filed for protection in federal bankruptcy court.

(f) Non-income producing security.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $77,167,383)........................  $ 61,839,434
Receivables:
  Interest..................................................     1,580,629
  Investments Sold..........................................       519,630
Other.......................................................        32,937
                                                              ------------
    Total Assets............................................    63,972,630
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       129,680
  Investments Purchased.....................................        66,589
  Investment Advisory Fee...................................        39,617
  Affiliates................................................         5,416
Trustees' Deferred Compensation and Retirement Plans........       145,141
Accrued Expenses............................................        52,635
                                                              ------------
    Total Liabilities.......................................       439,078
Preferred Shares............................................    30,700,000
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 32,833,552
                                                              ------------
NET ASSET VALUE PER COMMON SHARE ($32,833,552 divided by
  8,109,000 shares outstanding).............................  $       4.05
                                                              ------------
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,109,000 shares issued and
  outstanding)..............................................  $     81,090
Paid in Surplus.............................................    68,046,827
Accumulated Undistributed Net Investment Income.............    (1,716,571)
Net Unrealized Depreciation.................................   (15,327,949)
Accumulated Net Realized Loss...............................   (18,249,845)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 32,833,552
                                                              ------------
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,228 issued with liquidation preference of
  $25,000 per share)........................................  $ 30,700,000
                                                              ------------
NET ASSETS INCLUDING PREFERRED SHARES.......................  $ 63,533,552
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  2,991,363
Dividends...................................................           253
Other.......................................................        20,619
                                                              ------------
    Total Income............................................     3,012,235
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       246,316
Preferred Share Maintenance.................................        48,084
Legal.......................................................        19,248
Trustees' Fees and Related Expenses.........................        17,482
Custody.....................................................         7,883
Other.......................................................        89,207
                                                              ------------
    Total Expenses..........................................       428,220
                                                              ------------
NET INVESTMENT INCOME.......................................  $  2,584,015
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (2,491,867)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (12,489,998)
  End of the Period.........................................   (15,327,949)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (2,837,951)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (5,329,818)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $   (307,482)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (3,053,285)
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $ 2,584,015          $ 7,293,789
Net Realized Loss.................................    (2,491,867)          (6,366,705)
Net Unrealized Appreciation/Depreciation During
  the Period......................................    (2,837,951)           1,406,736
Distributions to Preferred Shareholders:
  Net Investment Income...........................      (307,482)          (1,474,556)
  Return of Capital Distribution..................           -0-              (10,892)
                                                     -----------          -----------
Change in Net Assets from Operations..............    (3,053,285)             848,372

Distributions to Common Shareholders:
  Net Investment Income...........................    (2,772,773)          (5,939,518)
  Return of Capital Distribution..................           -0-              (43,874)
                                                     -----------          -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (5,826,058)          (5,135,020)
NET ASSETS:
Beginning of the Period...........................    38,659,610           43,794,630
                                                     -----------          -----------
End of the Period (Including accumulated
  undistributed net investment income of
  $(1,716,571) and $(1,220,331), respectively)....   $32,833,552          $38,659,610
                                                     ===========          ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS
                                                               ENDED
                                                              JUNE 30,    ------------------
                                                                2002      2001 (c)    2000
                                                             -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................  $  4.77     $  5.40    $  6.56
                                                              -------     -------    -------
 Net Investment Income......................................      .32         .90       1.10
 Net Realized and Unrealized Gain/Loss......................     (.66)       (.61)     (1.11)
 Common Share Equivalent of Distributions Paid to Preferred
   Shareholders:
   Net Investment Income....................................     (.04)       (.18)      (.33)
   Return of Capital Distributions..........................      -0-         -0-**      -0-**
                                                              -------     -------    -------
Total from Investment Operations............................     (.38)        .11       (.34)
Less Distributions Paid to Common Shareholders:
 Net Investment Income......................................      .34         .73        .76
 Return of Capital Distributions............................      -0-         .01        .06
                                                              -------     -------    -------
NET ASSET VALUE, END OF THE PERIOD..........................  $  4.05     $  4.77    $  5.40
                                                              =======     =======    =======
Common Share Market Price at End of the Period..............  $  5.05     $  5.75    $  5.69
Total Return (a)............................................   -6.87%*     13.57%     12.13%
Net Assets at End of the Period (In millions)...............  $  32.8     $  38.7    $  43.8
Ratio of Expenses to Average Net Assets Applicable to Common
 Shares (b).................................................    2.33%       2.14%      2.03%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (b)............................   14.08%      16.83%     18.16%
Portfolio Turnover..........................................      54%*        63%        40%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
 Shares (b).................................................    1.22%       1.15%      1.07%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d)............................   12.40%      13.40%     12.66%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..........................    1,228       1,360      1,520
Asset Coverage Per Preferred Share (e)......................  $51,737     $53,426    $53,812
Involuntary Liquidating Preference Per Preferred Share......  $25,000     $25,000    $25,000
Average Market Value Per Preferred Share....................  $25,000     $25,000    $25,000

 * Non-Annualized

** Amount is less than $.01

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .40%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------
     1999       1998       1997       1996       1995       1994       1993       1992
----------------------------------------------------------------------------------------
    $  7.59   $   8.44   $   8.31   $   8.12   $   7.32   $   8.98   $   7.92   $   7.29
    -------   --------   --------   --------   --------   --------   --------   --------
       1.14       1.18       1.20       1.23       1.27       1.28       1.42       1.69
      (1.00)      (.77)       .18        .21        .81      (1.53)      1.02        .42
       (.27)      (.30)      (.29)      (.29)      (.32)      (.23)      (.18)      (.50)
        -0-        -0-        -0-        -0-        -0-        -0-        -0-        -0-
    -------   --------   --------   --------   --------   --------   --------   --------
       (.13)       .11       1.09       1.15       1.76       (.48)      2.26       1.61
        .90        .96        .96        .96        .96       1.18       1.20        .98
        -0-        -0-        -0-        -0-        -0-        -0-        -0-        -0-
    -------   --------   --------   --------   --------   --------   --------   --------
    $  6.56   $   7.59   $   8.44   $   8.31   $   8.12   $   7.32   $   8.98   $   7.92
    =======   ========   ========   ========   ========   ========   ========   ========
    $  5.75   $  8.625   $ 9.8125   $  9.375   $   8.75   $   7.50   $   9.75   $  9.375
    -25.28%     -2.73%     15.34%     18.91%     30.33%    -12.94%     17.01%     39.58%
    $  53.2   $   61.6   $   68.4   $   67.4   $   65.8   $   59.4   $   72.8   $   64.2
      1.97%      1.92%      1.83%      1.89%      1.96%      1.97%      1.72%      1.73%
     16.32%     14.54%     14.43%     15.19%     16.19%     15.75%     16.46%     20.61%
        56%        65%        98%        94%       124%       125%       140%       145%
      1.10%      1.14%      1.10%      1.12%      1.15%      1.17%      1.05%      1.02%
     12.41%     10.85%     10.93%     11.58%     12.09%     12.87%     14.41%     14.49%
      1,800        900        900        900        900        900        900        900
    $54,557   $118,418   $126,015   $124,849   $123,135   $115,957   $130,926   $121,322
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital through investment in a professionally managed diversified portfolio of high yield, fixed income securities. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $13,805,616 which expires between December 31, 2002 and December 31, 2009. Of this amount, $902,223 will expire on December 31, 2002. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $ 77,480,366
                                                              ============
Gross tax unrealized appreciation...........................  $    980,500
Gross tax unrealized depreciation...........................   (16,621,432)
                                                              ------------
Net tax unrealized depreciation on investments..............  $(15,640,932)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

    In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Decrease in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

Investment Operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets of the Trust.

    For the six months ended June 30, 2002, the Trust recognized expenses of approximately $6,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended June 30, 2002, the Trust recognized expenses of approximately $19,400 representing Van Kampen Investment Inc's or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $35,259,126 and $36,365,658, respectively.

4. AUCTION PREFERRED SHARES

As of June 30, 2002, the Trust has outstanding 1,228 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on June 30, 2002, was

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

2.00%. During the six months ended June 30, 2002, the rates ranged from 1.70% to 2.00%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

    On June 28, 2002, the Trust redeemed 132 shares of its APS with a liquidation value of $25,000 per share.

    On July 30, 2002, the Trust redeemed an additional 116 shares of its APS with a liquidation value of $25,000 per share.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

         2800 Post Oak Blvd.
          Houston, TX 77056
        Attn: Closed-End Funds

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

1) With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
David C. Arch..........................................  6,803,770            154,772
Howard J Kerr..........................................  6,786,377            172,165

The other trustees of the Trust whose terms did not expire in 2002 are Rod Dammeyer, Theodore A. Myers, Richard F. Powers III, Hugo F. Sonnenschein, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
920, 913, 100                                                  Member NASD/SIPC.
VLT SAR 8/02                                                     6955H02-AS-8/02